PREFERRED INCOME MANAGEMENT FUND
INCORPORATED

Dear Shareholder:

     The Preferred Income Management Fund has its blinker on to make a turn. After the April 21st Board Meeting, a proposal was made to the Board by Stewart Horejsi to change the investment objective of the Fund from "high current income consistent with the preservation of capital" to "total return", and to approve new investment advisers, both of which the Board subsequently approved at a May 1 Board Meeting. In the next several weeks, you should be receiving proxy materials from the Fund describing each proposal in detail. We expect to hold a Special Meeting of Shareholders (the "Special Meeting") on August 27, 1999 in Scottsdale, AZ. If shareholders approve the change, the new objective would become effective after the Special Meeting.

     In case you didn't already know, Flaherty & Crumrine Incorporated, the Fund's adviser, recently tendered its resignation. The Board met and interviewed several very qualified investment management companies in May. As a result, we are pleased to welcome Spectrum Asset Management, Inc. as the Fund's interim adviser. Spectrum is the largest money manager specializing in the preferred securities market, with over $2 billion in assets under management. Founded in 1987, Spectrum is now a wholly owned affiliate of United Asset Management, a Boston based NYSE listed company, and one of the top 10 largest independent investment management organizations in the world whose subsidiaries manage over $195 billion. Spectrum begins managing the hedged preferred stocks on July 1, 1999. If shareholder approval is obtained at the Special Meeting, the other advisers will be Boulder Investment Advisers, LLC, ("BIA") which was recently formed for the specific purpose of acting as adviser to the Fund and Stewart Investment Advisers, Ltd. ("SIA"), a Barbados company recently formed by Stewart Horejsi, also for the specific purpose of acting as a sub-adviser to the Fund. SIA would primarily oversee the asset allocation of the Fund's assets, and all of its investments in common stocks.

     I'd like to say a quick word about the Fund's expenses. We intend to closely monitor expenses. In fact, the Fund will no longer incur the economic advisor expense after August 3rd, as the Board has voted to terminate this contract. This year, expenses are currently running higher than usual due to higher legal costs associated with the change in the objective and adviser, but these are non-recurring expenses for the Fund. The proposal to use BIA and SIA as advisers to the Fund, if approved, will increase advisory expenses from what they were last year -- but it will depend on the allocation between preferreds and commons. The adviser fees paid to Spectrum for managing the preferreds will actually be less than what we were paying before, while the adviser fees paid to BIA/SIA will be more. This will be explained in more detail in the proxy materials.

     As of May 31, 1999, the Fund's Net Asset Value was $15.01 per share, and the market price was $11.750. For the six months ended May 31, 1999, the Fund's total return on Net Asset Value was 1.0% (assuming reinvestment at NAV), while the total return based on market price was -5.5%. We are excited about the future prospects of the Fund, and we look forward to serving the shareholders.

                                         Sincerely yours,
                                         /s/ STEPHEN C. MILLER

                                         Stephen C. Miller
                                         President

June 30, 1999

REPORT FROM THE ADVISER

Dear Shareholder:

     Preferred Income Management Fund earned a positive total return on net asset value ("NAV") of 1.0% in the first half of fiscal 1999 despite a general decline in the market prices of preferred stocks. Much of the credit was due to the Fund's hedges, which helped stabilize the NAV of the Fund's shares (taking into account the special year-end distribution paid out last December 31st).

     The following table shows the Fund's total return on NAV for various periods over the life of the Fund:

                        PREFERRED INCOME MANAGEMENT FUND
                             PERIODS ENDED 5/31/99

                                                               SIX      ONE     THREE       LIFE
                                                              MONTHS    YEAR    YEARS*    OF FUND*
                                                              ------    ----    ------    --------
TOTAL RETURN ON NET ASSET VALUE.............................   1.0%     2.0%     11.0%      10.0%

---------------

* Annualized

     Hedging seems rather esoteric, but it has been one of the cornerstones of the Fund's investment strategies. Rising interest rates are expected to cause a decline in the market value of the Fund's portfolio of preferred stocks. To help offset that possibility, the Fund needs a way to profit from an increase in interest rates. It attempts to deal with this by purchasing put options on Treasury bond futures.

     The put option hedges give the Fund the right, for the life of the option, to sell Treasuries at a fixed price. Typically that price is slightly below the market at the time the options are purchased, rather like a

"safety net". When a significant rise in interest rates causes the prices of Treasury bonds to fall below the "safety net", however, the right to sell at "yesterday's price" can become quite valuable.

     The Fund's hedging strategies work best when interest rates move a lot and do it fast. This wish was granted! The yield on long term U.S. Treasury bonds went from just over 5% last November 30th to almost 6% at the end of the Fund's fiscal first half on May 31, 1999. Next to this, nothing else that happened in the bond and preferred markets made much difference.

     There have not been any dramatic moves recently among the broad sectors within the Fund's preferred portfolio. Traditional preferreds, which are eligible for the Dividends Received Deduction ("DRD") available to corporate investors, are relatively scarce; and they have generally performed well. In particular, redemptions of adjustable rate preferreds ("ARPs") have further reduced the supply of such issues and boosted their performance.

     Flaherty & Crumrine Incorporated has resigned as the investment adviser for the Preferred Income Management Fund effective June 30, 1999. We wish the Fund and its shareholders success as we go our separate ways in the future.

                                         Sincerely yours,
                                         /s/ Robert T. Flaherty
                                         Robert T. Flaherty
                                         Flaherty & Crumrine Incorporated

June 22, 1999

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
---------------------------------------------------

                                                                                                   DIVIDEND
                                                      DIVIDEND     NET ASSET         NYSE        REINVESTMENT
                                                        PAID         VALUE       CLOSING PRICE     PRICE(1)
                                                      --------   -------------   -------------   -------------
December 31, 1997...................................   $0.470       $16.15         $15.9375         $16.14
January 31, 1998....................................    0.081        16.22          15.6250          15.69
February 28, 1998...................................    0.081        16.22          15.1875          15.18
March 31, 1998......................................    0.081        16.33          14.1875          14.44
April 30, 1998......................................    0.081        16.27          14.0625          14.19
May 31, 1998........................................    0.081        16.39          14.5000          14.52
June 30, 1998.......................................    0.081        16.49          14.5625          14.63
July 31, 1998.......................................    0.081        16.25          14.5625          14.38
August 31, 1998.....................................    0.081        16.27          14.1875          14.36
September 30, 1998..................................    0.081        16.16          14.3750          14.26
October 31, 1998....................................    0.081        15.84          13.5625          13.55
November 30, 1998...................................    0.081        16.06          13.6250          13.48
December 31, 1998...................................    0.820        15.27          13.1250          13.22
January 31, 1999....................................    0.077        15.17          12.0000          12.08
February 28, 1999...................................    0.077        15.19          12.1875          12.22
March 31, 1999......................................    0.077        15.11          12.0000          11.97
April 30, 1999......................................    0.077        15.13          11.8130          11.85
May 31, 1999........................................    0.077        15.01          11.7500          11.77

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 1999 (UNAUDITED)
                                  ----------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES -- 94.7 %
  ADJUSTABLE RATE PREFERRED STOCKS -- 12.1 %
        UTILITIES -- 2.0 %
  174,857    Niagara Mohawk Power Corporation,
               Series B, Adj. Rate Pfd. ......  $  4,420,603
                                                ------------
        BANKING -- 10.1 %
             Bank One Corporation:
   26,600    Series B, Adj. Rate Pfd. ........     2,666,650
   17,400    Series C, Adj. Rate Pfd. ........     1,744,350
             Bankers Trust New York
               Corporation:
   69,500    Series Q, Adj. Rate Pfd. ........     1,689,719
  188,600    Series R, Adj. Rate Pfd. ........     4,585,337
   51,000    Chase Manhattan Corporation,
               Series L, Adj. Rate Pfd. ......     4,927,875
             Citigroup Inc.:
  138,500    Series Q, Adj. Rate Pfd. ........     3,324,000
   32,300    Series R, Adj. Rate Pfd. ........       777,218
    3,300    Morgan (J.P.) & Company Inc.,
               Series A, Adj. Rate Pfd. ......       298,650
    9,050    Republic New York Corporation,
               Series D, Adj. Rate Pfd. ......       220,594
   36,000    Wells Fargo & Company,
               Series B, Adj. Rate Pfd. ......     1,806,750
                                                ------------
             TOTAL BANKING ADJUSTABLE RATE
               PREFERRED STOCKS...............    22,041,143
                                                ------------
             TOTAL ADJUSTABLE RATE PREFERRED
               STOCKS.........................    26,461,746
                                                ------------
  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 82.6 %
        UTILITIES -- 29.0 %
             Alabama Power Company:
   40,700    5.20 % Pfd. .....................       971,203
   67,000    Alabama Power Capital Trust I,
               7.375% TOPrS ..................     1,712,687
   80,000    Alabama Power Capital Trust II,
               7.60% TOPrS ...................     2,055,000
   18,460    Appalachian Power Company, 8.00%
               QUIDS, Series B ...............       474,191
             Baltimore Gas & Electric Company:
   29,700    6.70% Pfd., Series 1993 .........     3,322,687
   15,080    6.99% Pfd., Series 1995 .........     1,743,625

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
   10,000    Boston Edison Company, 4.78%
               Pfd. ..........................  $    877,500
   17,678    Columbus Southern Power Company,
               7.92% Jr. Sub. Debt, Series
               B .............................       449,684
   48,000    Consolidated Edison Company of
               New York, 7.75% QUICS, Series
               A .............................     1,227,000
  131,850    CPL Capital, 8.00% QUIPS, Series
               A .............................     3,370,415
             Duke Energy Corporation:
    7,134    4.50% Pfd., Series C ............       595,689
    7,934    7.85% Pfd., Series S ............       898,525
    1,297    7.00% Pfd., Series W ............       143,967
       92    6.75% Pfd., Series X ............        10,189
   50,450    Duquesne Capital, 8.375% MIPS,
               Series A ......................     1,283,322
    9,400    El Paso Tennessee Pipeline
               Company, 8.25% Pfd., Series
               A .............................       522,875
             Enterprise:
   56,000    Capital Trust I, 7.44% TOPrS,
               Series A ......................     1,378,300
   30,000    Capital Trust III, 7.25% TOPrS,
               Series C ......................       720,375
             Florida Power & Light Company:
    5,000    4.35% Pfd., Series E ............       396,250
   42,350    6.98% Pfd., Series S ............     4,700,850
   12,400    7.05% Pfd., Series T ............     1,387,250
             Georgia Power Company:
   22,600    Capital Trust II, 7.75%, Series
               T .............................       577,712
   18,400    Capital Trust III, 7.75%, Series
               V .............................       470,350
   20,000    Hawaiian Electric Company, Inc.,
               HECO Capital Trust I, 8.05%
               QUIPS .........................       511,250
    4,837    HL&P Capital Trust I, 8.125%,
               Series A ......................       123,646

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1999 (UNAUDITED)
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
             Indiana Michigan Power Company:
   10,000    8.00% Pfd., Series A ............  $    255,625
   20,000    7.60% Pfd., Series B ............       506,250
    6,750    Indianapolis Power & Light
               Company, 5.65% Pfd. ...........       699,468
    9,100    Jersey Central Power & Light
               Company, 7.52% Sinking Fund
               Pfd., Series K ................       952,097
    3,640    Kansas City Power & Light
               Company, 4.50% Pfd. ...........       302,120
   10,000    MidAmerican Energy Financing I,
               7.98% QUIPS, Series A .........       253,125
    1,400    Mississippi Power Company, 7.00%
               Pfd. ..........................       142,625
    8,500    Monongahela Power Company, $7.73
               Pfd., Series L ................       971,125
   29,182    Nevada Power Company, NVP Capital
               I, 8.20% QUIPS, Series A ......       745,965
             Niagara Mohawk Power Corporation:
   12,600    4.10% Pfd. ......................       874,125
   16,705    7.85% Sinking Fund Pfd. .........       424,933
   23,150    9.50% Pfd. ......................       600,453
    5,410    NSP Financing I, 7.875% TOPrS ...       139,646
             Ohio Edison Company:
    2,700    4.44% Pfd. ......................       190,687
    8,000    4.56% Pfd. ......................       574,000
   28,320    Ohio Power Company, 7.92% QUIDS,
               Series B ......................       727,470
   42,365    PECO Energy, $3.80 Pfd., Series
               A .............................     2,886,116
  106,925    Pennsylvania Power & Light
               Company, PP&L Capital Trust II,
               8.10% TOPrS ...................     2,746,636
   58,000    PSCO Capital Trust I, 7.60%
               TOPrS .........................     1,475,375
             Puget Sound Energy Inc.:
   45,905    7.75% Sinking Fund Pfd. .........     4,814,287
   21,800    7.45% Pfd., Series II ...........       610,400
1,250,000    Puget Sound Capital Trust, 8.231%
               6/1/27 Capital Security, Series
               B .............................     1,310,937
    9,960    Rochester Gas & Electric
               Corporation, 4.75% Pfd., Series
               I .............................       857,805
   17,050    San Diego Gas & Electric Company,
               6.80% Pfd. ....................       476,334

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
             South Carolina Electric & Gas:
   12,719    5.125% Purchase Fund Pfd. .......  $    637,540
  100,200    SCE&G Trust I, 7.55%, Series
               A .............................     2,536,312
   18,300    Southwestern Public Service
               Capital I, 7.85%, Series A ....       460,931
   61,700    Transcanada Capital, 8.75%
               TOPrS .........................     1,600,344
             Union Electric Power Company:
   21,200    $7.64 Pfd. ......................     2,416,800
2,000,000    7.69% 12/15/36 Capital Security,
               Series A ......................     2,022,500
    4,200    Virginia Electric & Power
               Company, $6.98 Pfd. ...........       466,725
                                                ------------
             TOTAL UTILITY FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    63,603,298
                                                ------------
             BANKING -- 23.2 %
    2,250    ABN Amro North America, 6.59%
               Pfd. 144A** ...................     2,340,000
             BankBoston Corporation:
1,300,000    BankBoston Capital Trust I, 8.25%
               12/15/26 Capital Security .....     1,350,375
1,500,000    BankBoston Capital Trust II,
               7.75% 12/15/26 Capital
               Security, Series B ............     1,500,000
  560,000    Bank of New York, 7.78% 12/1/26
               Capital Security 144A** .......       564,900

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 1999 (UNAUDITED)
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        BANKING (CONTINUED)
             Bankers Trust New York
               Corporation:
2,200,000    BT Capital Trust II, 7.875%
               2/25/27 Capital Security ......  $  2,194,500
1,500,000    BT Capital Trust B, 7.90% 1/15/27
               Capital Security ..............     1,500,000
  116,450    Chase Manhattan Corporation,
               10.84% Pfd., Series C .........     3,453,470
             Citigroup Inc.:
   42,500    6.365% Pfd., Series F ...........     2,210,000
   74,550    6.231% Pfd., Series H ...........     3,792,731
   54,800    5.864% Pfd., Series M ...........     2,692,050
3,500,000    First Hawaiian Capital I, 8.343%
               7/1/27 Capital Security, Series
               B .............................     3,556,875
1,500,000    First Union Institutional Capital
               II, 7.85% 1/1/27 Capital
               Security ......................     1,526,250
   41,000    Fleet Financial Group, Inc.,
               6.75% Pfd., Series VI .........     2,285,750
2,500,000    Greenpoint Capital Trust I, 9.10%
               6/1/27 Capital Security .......     2,578,125
             J.P. Morgan & Co. Incorporated:
2,610,000    JPM Capital Trust I, 7.54%
               1/15/27 Capital Security ......     2,564,325
5,240,000    JPM Capital Trust II, 7.95%
               2/1/27 Capital Security .......     5,357,900
      250    LaSalle National Corporation,
               6.46% Pfd. 144A** .............       259,218
             Republic New York Corporation:
   15,800    5.715% Pfd. .....................       817,650
   30,000    7.25% Pfd. ......................       785,625
1,500,000    Republic NY Capital Trust I,
               7.75% 11/15/26 Capital
               Security ......................     1,483,125
5,525,000    Republic NY Capital Trust II,
               7.53% 12/4/26 Capital
               Security ......................     5,359,250

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
1,000,000    Summit Capital Trust I, 8.40%
               3/15/27 Capital Security,
               Series B ......................  $  1,043,750
1,500,000    Washington Mutual Inc., 8.206%
               2/1/27 Capital Security .......     1,537,500
                                                ------------
             TOTAL BANKING FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    50,753,369
                                                ------------
        FINANCIAL SERVICES -- 13.0 %
             Bear Stearns Company:
   17,000    5.72% Pfd., Series F ............       767,125
   67,800    5.49% Pfd., Series G ............     2,949,300
             Countrywide:
2,500,000    Capital I, 8.00% 12/15/26 Capital
               Security ......................     2,459,375
2,500,000    Capital III, 8.05% 6/15/27
               Capital Security, Series B ....     2,600,000
   27,000    DLJ Capital Trust, 8.42%.........       693,562
             Heller Financial, Inc.:
   20,000    6.687% Pfd., Series C ...........     2,087,500
    1,500    6.95% Pfd., Series D ............       162,187
  116,850    Household Capital Trust II,
               8.70% .........................     3,045,403
             Lehman Brothers Holdings Inc.:
  213,150    5.00% Conv. Pfd., Series B ......     6,501,075
   26,300    5.94% Pfd., Series C ............     1,180,212
   22,000    5.67% Pfd., Series D ............       951,500
             Merrill Lynch & Co., Inc.:
   33,100    8.00% TOPrS .....................       883,356
  139,200    9.00% Pfd., Series A ............     4,323,900
                                                ------------
             TOTAL FINANCIAL SERVICES FIXED
               RATE PREFERRED STOCKS AND
               SECURITIES.....................    28,604,495
                                                ------------
        INSURANCE -- 9.7 %
2,750,000    Allstate Financing II, 7.83%
               12/1/45 Capital Security ......     2,777,500
2,450,000    Aon Capital Trust A, 8.205%
               1/1/27 Capital Security .......     2,633,750
   79,663    Hartford Capital II, 8.35% QUIPS,
               Series B ......................     2,086,175

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1999 (UNAUDITED)
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        INSURANCE (CONTINUED)
5,200,000    MMI Capital Trust I, 7.625%
               12/15/27 Capital Security,
               Series B ......................  $  4,316,000
3,500,000    Orion Capital Trust II, 7.701%
               4/15/28 Capital Security ......     2,957,500
2,405,000    Provident Financing Trust I,
               7.405% 3/15/38 Capital
               Security ......................     2,332,850
       10    Prudential Human Resources
               Management Company, Inc.,
             6.30% Private Placement, Sinking
               Fund Pfd., Series A ...........     1,032,500
2,000,000    Safeco Capital Trust I, 8.072%
               7/15/37 Capital Security ......     1,960,000
1,100,000    Transamerica Capital III, 7.625%
               11/15/37 Capital Security .....     1,120,625
                                                ------------
             TOTAL INSURANCE FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    21,216,900
                                                ------------
        MISCELLANEOUS INDUSTRIES -- 7.7 %
   13,648    Anadarko Petroleum Corporation,
               5.46% Pfd. ....................     1,243,674
   45,200    Coastal Finance, 8.375%, TOPrS...     1,155,425
   90,000    Cyprus AMAX Minerals Company,
               $4.00 Pfd., Series A...........     3,926,250
   57,600    Farmland Industries Inc., 8.00%
               Pfd. 144A**....................     2,973,600
2,750,000    KN Energy, Inc., KN Capital Trust
               III, 7.63% 4/15/28 Capital
               Security.......................     2,760,313
   20,000    LASMO America Ltd., 8.15% Pfd.
               144A**.........................     2,145,000
   20,000    Ocean Spray Cranberries, 6.25%
               Pfd. 144A**....................     2,075,000
    9,520    Viad Corporation, $4.75 Sinking
               Fund Pfd. .....................       699,720
                                                ------------
             TOTAL MISCELLANEOUS FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    16,978,982
                                                ------------
             TOTAL FIXED RATE PREFERRED STOCKS
               AND SECURITIES.................   181,157,044
                                                ------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
             TOTAL PREFERRED STOCKS AND
               SECURITIES (Cost
               $201,491,669)..................  $207,618,790
                                                ------------
COMMON STOCKS -- 0.1 % (Cost $226,764)
        UTILITIES -- 0.1 %
    7,950    WPS Resources Corporation........       254,151
                                                ------------
OPTION CONTRACTS -- 2.3 % (Cost $2,601,436)
             September Put Options on U.S.
               Treasury Bond Futures, expiring
               8/20/99+.......................     4,997,578
                                                ------------
PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT -- 1.9 % (Cost $4,168,000)
$4,168,000   Agreement with UBS Securities
               Inc., 4.78% dated 5/28/99, to
               be repurchased at $4,170,214 on
               6/1/99, collateralized by
               $3,112,000 U.S. Treasury Note,
               12.75% due 11/15/10 (value
               $4,251,360)....................     4,168,000
                                                ------------

TOTAL INVESTMENTS (Cost
  $208,487,869*)......................   99.0%   217,038,519
OTHER ASSETS AND LIABILITIES (Net)....    1.0      2,152,527
                                        -----   ------------
NET ASSETS............................  100.0%  $219,191,046
                                        =====   ============

---------------

  * Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing.

ABBREVIATIONS (Note 6):
TOPrS  -- Trust Originated Preferred Securities
QUIPS  -- Quarterly Income Preferred Securities
MIPS   -- Monthly Income Preferred Securities
QUIDS  -- Quarterly Income Debt Securities
QUICS  -- Quarterly Income Capital Securities

Capital Securities are debt instruments and the amounts shown in the Shares/Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Preferred Income Management Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                        MAY 31, 1999 (UNAUDITED)
                   -------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $208,487,869) (Note 1) See
     accompanying schedule..................................                 $217,038,519
  Cash......................................................                        5,477
  Dividends and interest receivable.........................                    2,498,757
  Receivable for securities sold............................                      919,244
  Prepaid expenses..........................................                      241,189
                                                                             ------------
          Total Assets......................................                  220,703,186
LIABILITIES:
  Payable for securities purchased..........................  $ 1,144,644
  Investment advisory fee payable (Note 2)..................      100,042
  Dividends payable to Common Shareholders..................       82,120
  Accrued expenses and other payables.......................      185,334
                                                              -----------
          Total Liabilities.................................                    1,512,140
                                                                             ------------
NET ASSETS..................................................                 $219,191,046
                                                                             ============
NET ASSETS consist of:
  Undistributed net investment income (Note 1)..............                 $    776,935
  Accumulated net realized gain on investments sold (Note
     1).....................................................                    2,944,615
  Unrealized appreciation of investments (Note 3)...........                    8,550,650
  Par value of Common Stock.................................                       94,167
  Paid-in capital in excess of par value of Common Stock....                  129,324,679
  Money Market Cumulative Preferred(TM) Stock (Note 5)......                   77,500,000
                                                                             ------------
          Total Net Assets..................................                 $219,191,046
                                                                             ============
                                                               PER SHARE

NET ASSETS AVAILABLE TO:
  Money Market Cumulative Preferred(TM) Stock (775 shares
     outstanding) redemption value..........................  $100,000.00    $ 77,500,000
  Accumulated undeclared dividends on Money Market
     Cumulative Preferred(TM) Stock.........................       473.92         367,285
                                                              -----------    ------------
                                                              $100,473.92      77,867,285
                                                              ===========
  Common Stock (9,416,743 shares outstanding)...............       $15.01     141,323,761
                                                                  -------    ------------
                                                                  -------
TOTAL NET ASSETS............................................                 $219,191,046
                                                                             ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

Preferred Income Management Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)
---------------------------------------------------------------

INVESTMENT INCOME:
     Dividends..............................................              $5,242,956
     Interest...............................................               2,289,625
                                                                          ----------
          Total Investment Income...........................               7,532,581
EXPENSES:
     Investment advisory fee (Note 2).......................  $629,878
     Administration fee (Note 2)............................   175,135
     Legal fees.............................................   155,592
     Money Market Cumulative Preferred(TM) broker
      commissions and Auction Agent fees....................   112,496
     Insurance expense......................................    64,786
     Directors' fees and expenses (Note 2)..................    41,170
     Shareholder servicing agent fees (Note 2)..............    27,045
     Economic consulting fee (Note 2).......................    22,667
     Audit fees.............................................    20,700
     Custodian fees (Note 2)................................    15,431
     Other..................................................     4,595
                                                              --------
          Total Expenses....................................               1,269,495
                                                                          ----------
NET INVESTMENT INCOME.......................................               6,263,086
                                                                          ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (Notes 1 and 3):
     Net realized gain on investments sold during the
      period................................................               1,817,496
     Change in net unrealized appreciation of investments
      during the period.....................................              (4,502,520)
                                                                          ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............              (2,685,024)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $3,578,062
                                                                          ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                              STATEMENT OF CHANGES IN NET ASSETS
                 ---------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                                MAY 31, 1999         YEAR ENDED
                                                                (UNAUDITED)       NOVEMBER 30, 1998
                                                              ----------------    -----------------
OPERATIONS:
     Net investment income..................................    $  6,263,086        $ 12,507,859
     Net realized gain on investments sold during the
      period................................................       1,817,496           7,865,119
     Change in net unrealized appreciation of investments
      during the period.....................................      (4,502,520)         (6,623,634)
                                                                ------------        ------------
     Net increase in net assets resulting from operations...       3,578,062          13,749,344
DISTRIBUTIONS:
     Dividends paid from net investment income to Money
      Market Cumulative Preferred(TM) Stock Shareholders
      (Note 5)..............................................      (1,614,642)         (2,354,735)
     Distributions paid from net realized capital gains to
      Money Market Cumulative Preferred(TM) Stock
      Shareholders (Note 5).................................        (254,263)         (1,320,962)
     Dividends paid from net investment income to Common
      Stock Shareholders....................................      (5,299,492)        (10,080,323)
     Distributions paid from net realized capital gains to
      Common Stock Shareholders.............................      (6,047,683)         (2,735,864)
                                                                ------------        ------------
NET DECREASE IN NET ASSETS FOR THE PERIOD...................      (9,638,018)         (2,742,540)
NET ASSETS:
     Beginning of period....................................     228,829,064         231,571,604
                                                                ------------        ------------
     End of period (including undistributed net investment
      income of $776,935 and $1,427,983, respectively)......    $219,191,046        $228,829,064
                                                                ============        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
---------------------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED NOVEMBER 30,
                                                             MAY 31, 1999   -----------------------------------------------------
                                                             (UNAUDITED)      1998       1997       1996       1995       1994
                                                             ------------   --------   --------   --------   --------   ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $  16.06     $  16.33   $  15.31   $  14.54   $  12.22   $   14.36
                                                               --------     --------   --------   --------   --------   ---------
Net investment income......................................        0.66         1.33       1.36       1.41       1.39        1.40
Net realized and unrealized gain/(loss) on investments.....       (0.28)        0.13       1.10       0.72       2.46       (1.94)
                                                               --------     --------   --------   --------   --------   ---------
Total from investment operations...........................        0.38         1.46       2.46       2.13       3.85       (0.54)
                                                               --------     --------   --------   --------   --------   ---------
DISTRIBUTIONS:
Dividends paid from net investment income to MMP*
 Shareholders..............................................       (0.17)       (0.25)     (0.26)     (0.34)     (0.36)      (0.28)
Distributions paid from net realized capital gains to MMP*
 Shareholders..............................................       (0.03)       (0.14)     (0.06)     (0.02)        --          --
Dividends paid from net investment income to Common Stock
 Shareholders..............................................       (0.56)       (1.07)     (1.05)     (1.02)     (1.15)      (1.09)
Distributions paid from net realized capital gains to
 Common Stock Shareholders.................................       (0.64)       (0.29)     (0.05)        --         --       (0.24)
Change in accumulated undeclared dividends on MMP*.........       (0.03)        0.02      (0.02)      0.02      (0.02)       0.01
                                                               --------     --------   --------   --------   --------   ---------
Total distributions........................................       (1.43)       (1.73)     (1.44)     (1.36)     (1.53)      (1.60)
                                                               --------     --------   --------   --------   --------   ---------
Net asset value, end of period.............................    $  15.01     $  16.06   $  16.33   $  15.31   $  14.54   $   12.22
                                                               ========     ========   ========   ========   ========   =========
Market value, end of period................................    $ 11.750     $ 13.625   $ 15.625   $ 14.625   $ 13.125   $  11.125
                                                               ========     ========   ========   ========   ========   =========
Total Investment return based on net asset value***........       2.56%        7.65%     14.66%     13.89%     30.38%     (5.79)%
                                                               ========     ========   ========   ========   ========   =========
Total Investment return based on market value***...........     (5.46)%      (4.55)%     14.84%     20.50%     29.28%    (13.55)%
                                                               ========     ========   ========   ========   ========   =========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS
   Operating expenses......................................        1.79%**      1.83%+     1.60%      1.84%      1.89%       1.91%
   Net investment income****...............................        5.77%**      5.92%+     6.51%      7.44%      7.81%       8.35%
SUPPLEMENTAL DATA:
   Portfolio turnover rate.................................          26%          86%        77%        98%        93%        110%
   Net assets, end of period (in 000's)....................    $219,191     $228,829   $231,572   $221,840   $212,827   $ 192,795
--------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
 including MMP*............................................        1.15%**      1.22%+     1.05%      1.17%      1.16%       1.18%

   * Money Market Cumulative Preferred(TM) Stock.
  ** Annualized.
 *** Assumes reinvestment of distributions at the price obtained by the Fund's
     Dividend Reinvestment Plan.
**** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
   + Ratios for operating expenses, net investment income and operating expenses including MMP* for fiscal 1998 would be 1.56%, 6.19% and 1.03%, respectively, without inclusion of certain non-recurring legal and proxy solicitation expenses incurred in connection with the proxy contest in the first half of fiscal 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                          ------------------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                      INVOLUNTARY         AVERAGE
                            ASSET     LIQUIDATING          MARKET
           TOTAL SHARES   COVERAGE     PREFERENCE          VALUE
           OUTSTANDING    PER SHARE   PER SHARE(1)   PER SHARE(1) & (2)
           ------------   ---------   ------------   ------------------
05/31/99*..     775       $282,827      $100,000          $100,000
11/30/98..     775         295,263       100,000           100,000
11/30/97..     775         298,802       100,000           100,000
11/30/96..     775         286,246       100,000           100,000
11/30/95..     775         277,196       100,000           100,000
11/30/94..     775         248,767       100,000           100,000

---------------

(1) Excludes accumulated undeclared dividends.

(2) See Note 5.

 *  Unaudited.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Management Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, CO-ADMINISTRATION FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate as follows:

                                                                FEES ON
                                                               NET ASSETS
                                                                EQUAL TO
                                                              OR LESS THAN      FEES ON NET ASSETS
                                                              $100 MILLION    EXCEEDING $100 MILLION
                                                              ------------    ----------------------
(12/01/98 to 01/31/99)......................................      .675%                .550%
(02/01/99 to 05/31/99)......................................      .580%                .500%

     Boulder Administrative Services LLC ("BAS"), serves as the Fund's Co-Administrator. On March 22, 1999, the Fund entered into a co-administration agreement with BAS (the "Co-Administration Agreement"). Under the Co-Administration Agreement, BAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and numerous other tasks. Under the Co-Administration Agreement, the Fund pays BAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser or Co-Administrator a fee of $6,000 per annum, plus $2,000 for each in-person meeting of the Board of Directors and $1,000 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Primark Decision Economics Inc. ("Primark"), serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the six months ended May 31, 1999, excluding short-term investments, aggregated $54,167,602 and $57,267,571, respectively.

     At May 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $12,785,191 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,234,541.

4.  COMMON STOCK

     At May 31, 1999, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 1999 and for the year ended November 30, 1998.

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative Preferred(TM) Stock of $77,500,000 before offering costs of $171,219 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,356,250. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At May 31, 1999, 775 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 3.630%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may also invest up to 15% of its assets in common stock. Under normal conditions, the Fund may invest up to 35% of its assets in debt securities. Certain of its investments in hybrid or taxable preferred securities, such as TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS, QIBS, Capital Securities, and other similar or related investments, will be subject to the foregoing 35% limitation to the extent that, in the opinion of the Fund's Adviser, such investments are deemed to be debt-like in key characteristics.

7.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of May 31, 1999, the Fund owned put options on U.S. Treasury Bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

8.  SIGNIFICANT SHAREHOLDERS

     At May 31, 1999, the Horejsi family group owned 3,945,550 shares of Common Stock of the Fund, representing approximately 42% of the total Fund shares.

9.  SUBSEQUENT EVENTS

     On May 1, 1999, the Board of Directors approved, subject to shareholder approval (i) a change in the Fund's investment objective from "high current income consistent with the preservation of capital" to "total return", (ii) changes in the Fund's investment management arrangements to include a new investment adviser and two separate sub-advisers, one responsible for common stock investments and asset allocation for the Fund and the other responsible for the Fund's preferred stock, hybrid or taxable preferred securities and related hedging instruments and (iii) the modification or elimination of certain fundamental investment restrictions. The above mentioned changes will be presented to shareholders for approval at a Special Meeting of Shareholders to be held in August, 1999 (the "Special Meeting").

     In addition, on May 18, 1999, the Fund announced that Flaherty & Crumrine Incorporated notified the Fund of its intention to resign as investment adviser to the Fund. Subsequently, on June 3, 1999, the Fund's Board of Directors approved Spectrum Asset Management, Inc. to act as the Fund's interim investment adviser. Flaherty & Crumrine Incorporated will cease acting as the Fund's investment adviser after June 30, 1999, and Spectrum Asset Management, Inc. will begin acting as interim adviser on July 1, 1999. At the Special Meeting, shareholders will be asked to approve Spectrum Asset Management, Inc. to continue as the Fund's sub-adviser for the portion of the Fund's assets allocated to preferred stocks, hybrid or taxable preferred securities and related hedging instruments.

     The Board also voted on June 3, 1999 to terminate the Fund's Economic Consulting Agreement with Primark Decision Economics, Inc., effective August 3, 1999.

--------------------------------------------------------------------------------

Preferred Income Management Fund Incorporated
QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                           AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                             ------------------------------------------------------------------
                                                                         NET REALIZED
                                                                        AND UNREALIZED        NET INCREASE IN
                                                                         GAIN/(LOSS)          NET ASSETS FROM
                        INVESTMENT INCOME    NET INVESTMENT INCOME      ON INVESTMENTS          OPERATIONS
                       -------------------   ---------------------   --------------------   -------------------
       QUARTER                       PER                     PER                    PER                   PER
        ENDED            TOTAL      SHARE*      TOTAL      SHARE*       TOTAL      SHARE*     TOTAL      SHARE*
       -------           -----      ------      -----      ------       -----      ------     -----      ------
02/28/97               $3,553,803   $0.38    $2,974,735     $0.32    $  (142,290)  $(0.02)  $2,832,445   $0.30
05/31/97                3,903,421    0.42     3,350,466      0.36      2,349,591    0.25     5,700,057    0.61
08/31/97                3,846,253    0.41     3,251,894      0.34      4,472,629    0.48     7,724,523    0.82
11/30/97                3,847,062    0.41     3,220,897      0.34      3,607,340    0.39     6,828,237    0.73
02/28/98                3,839,022    0.41     3,246,792      0.35      2,721,186    0.28     5,967,978    0.63
05/31/98                3,707,366    0.34     2,675,583      0.28      2,037,659    0.23     4,713,242    0.51
08/31/98                3,838,602    0.41     3,228,666      0.34     (1,295,868)  (0.14)    1,932,798    0.20
11/30/98                3,929,356    0.42     3,356,818      0.36     (2,221,492)  (0.24)    1,135,326    0.12
02/28/99                3,777,944    0.40     3,206,852      0.34       (803,986)  (0.08)    2,402,866    0.26
05/31/99                3,754,637    0.40     3,056,234      0.32     (1,881,038)  (0.20)    1,175,196    0.12

---------------

* Per share of common stock.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
                     -----------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investor Services Group as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Investor Services Group will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Investor Services Group commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Investor Services Group will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Investor Services Group's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 1999, $4,235 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Investor Services Group in writing, by completing the form on the back of the Plan account statement and forwarding it to Investor Services Group or by calling Investor Services Group directly. A termination will be effective immediately if notice is received by Investor Services Group not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, Investor Services Group will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from Investor Services Group at 1-800-331-1710.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
  ------------------------------------------------------------------------------

MEETING OF SHAREHOLDERS

     On April 21, 1999, the Fund held its Annual Meeting of Shareholders (the "Meeting") to (1) elect three Directors of the Fund ("Proposal 1"), and (2) ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending November 30, 1999 ("Proposal 2"). The results of each proposal are as follows:

PROPOSAL 1:  ELECTION OF DIRECTORS.

NAME                                                             FOR       WITHHELD
----                                                             ---       --------
Common Stock
  Stephen C. Miller.........................................  8,238,480    176,234
Preferred Stock
  Alfred G. Aldridge, Jr....................................        462         --
  Richard I. Barr...........................................        462         --

James G. Duff and Stewart R. Horejsi continue to serve in their capacities as Directors of the Fund.

PROPOSAL 2:  RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
             ACCOUNTANTS.

                                                                 FOR       AGAINST     ABSTAINED
                                                                 ---       -------     ---------
Common Stock and Preferred Stock (voting together as a
  single class)
Voted.......................................................  8,255,640     57,729      101,808

     DIRECTORS
       Alfred G. Aldridge, Jr.
       Richard I. Barr
       James G. Duff
       Stewart R. Horejsi
       Stephen C. Miller

     OFFICERS
       Stephen C. Miller
         President
       Carl D. Johns
         Vice President
         and Treasurer
       Laura Rhodenbaugh
         Secretary
       Stephanie Kelley
         Assistant Secretary

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME MANAGEMENT FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               First Data Investor Services Group, Inc.
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME MANAGEMENT FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                    [PREFERRED INCOME MANAGEMENT FUND LOGO]

                                  Semi-Annual
                                     Report

                                  May 31, 1999